Exhibit 10.12

EXECUTION VERSION

AMENDMENT

TO

DWIP LOAN AND SECURITY AGREEMENT

This Amendment to the DWIP Loan and Security Agreement (this “Amendment”) is entered into as of October 16, 2018 (the “Amendment Date”), by and between AP WIP Holdings, LLC, a Delaware limited liability company (the “Borrower”), certain of its subsidiaries as Asset Companies, Operating Companies signatory hereto, and Holdings Companies, AP Service Company, LLC, a Delaware limited liability company, as Servicer, Midland Loan Services, a division of PNC Bank, National Association, as Backup Servicer (“Backup Servicer”), Guggenheim Corporate Funding, LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the lenders (and such persons that become lenders) (each such lenders, a “Lender” and collectively, the “Lenders”), the Lenders a party hereto, Deutsche Bank Trust Company Americas, as collateral agent (in such capacity, the “Collateral Agent”), as calculation agent (in such capacity, the “Calculation Agent”) and as paying agent (in such capacity, the “Paying Agent”).

RECITALS

A. The Borrower entered into that certain DWIP Loan and Security Agreement dated August 12, 2014 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. The Borrower has requested that the Lenders amend the Loan Agreement to (i) extend the Maturity Date to October 16, 2023 subject to the Maturity Extension Condition (as defined below), (ii) lower the Interest Rate to 4.25%, (iii) update the definition of Yield Maintenance to align it with the new Maturity Date and (iv) make certain other revisions to the Loan Agreement as more fully set forth herein.

C. As required by Section 14.3 of the Loan Agreement, the Administrative Agent and the Majority Lenders have agreed to so amend certain provisions of the Loan Agreement to address the Borrower’s requests in B. above, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

D. The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Paying Agent’s, Calculation Agent’s, Collateral Agent’s, Backup Servicer’s or Lenders’ rights or remedies as set forth in the Loan Agreement or other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used hut not defined in this Amendment shall have the meanings given to them in the Loan Agreement

EXECUTION VERSION

2. Amendments to Loan Agreement.

2.1 Each of the parties to this Amendment agrees that, with effect on and from the Amendment Date, the Loan Agreement will be amended by this Amendment as set out in this Section 2. Each of the Loan Parties, the Administrative Agent and the Lenders agree and acknowledge that as of the date of the last report delivered by the Servicer prior to the date hereof, the outstanding principal amount under the Loan Agreement was $102.6 million.

2.2 Definition of Maturity Date. Section 1.1 of the Loan Agreement shall be amended by replacing and amending and restating the definition of “Maturity Date” with the following:

2.3 “Maturity Date” for the Note, as of the date hereof, is October 16, 2023, or as otherwise amended, modified or restated, on which the final payment of principal of such Note becomes due and payable as provided herein, whether at such stated Maturity Date, by acceleration, or otherwise, provided that if the Administrative Agent on behalf of the Lenders shall not have received a confirmation or delivery of at least a BBB rating from Fitch (the “Maturity Extension Condition”) by December 15, 2018 , the Maturity Date shall, automatically and without further action of any party, revert to August 12, 2019 until such time as the Maturity Extension Conditions is satisfied prior to March 31, 2019. For the avoidance of doubt, if the Maturity Extension Condition is met at any time after December 15, 2018 and prior to March 31, 2019, the Maturity Date shall, automatically and without further action of any party, extend to October 16, 2023. Further, in the event that the Administrative Agent does not receive a confirmation or delivery of at least a BBB rating from Fitch in accordance with the foregoing, on December 15, 2018 (or shortly thereafter) the Administrative Agent shall provide written notice to the Paying Agent, the Calculation Agent and the Collateral Agent confirming such Maturity Date for the Note; provided that, if the Maturity Date is changed after the Administrative Agent has delivered such written notice, the Administrative Agent shall send a subsequent written notice to the Paying Agent, the Calculation Agent and the Collateral Agent confirming such Maturity Date for the Note.

2.4 Definition of Yield Maintenance. Section 1. I of the Loan Agreement shall be amended by replacing and amending and restating the definition of “Yield Maintenance” with the following:

“Yield Maintenance” means, with respect to a prepayment to be made prior to the satisfaction of Maturity Extension Condition, zero, and after the satisfaction of the Maturity Extension Condition, (i) from the Closing Date to any date on or before 24 months after October 16, 2018, 3% of the amount to be repaid, (ii) from 24 months after October 16, 2018 and on or before 36 months after October 16, 2018, 2% of the amount to be repaid, (iii) from 36 months after October 16, 2018 and on or before 60 months after October 16, 2018, 1% of the amount to be repaid, and (iv) from 60 months after October 16, 2018 and thereafter, zero.

EXECUTION VERSION

2.5 Interest Rate. Section 2.3(B) of the Loan Agreement shall be amended by replacing and amending and restating Section 2.3(B) with the following:

(B) Rate of Interest. The “Interest Rate” shall mean 4.50% for the Allocated Loan Amount, provided that, beginning on October 16, 2018 and thereafter, the “Interest Rate” shall mean 4.25% for the Allocated Loan Amount; provided further than upon the occurrence and during the continuance of an Event of Default, the Interest Rate shall he the Default Rate.

2.6 All amendments set forth in this Section 2 shall automatically (without any further action or execution) amend and update any other Loan Documents, including the Note, to provide for the amendments set forth herein.

2.7 Cooperation. If Fitch does not re-affirm at least a BBB rating upon their review, the Borrower agrees to take such commercial reasonable actions with the Administrative Agent to further amend the Loan Agreement to satisfy at least a BBB rating. As of the date of the last rating prior to this Amendment, the rating by Fitch is BBB (“July WIP 2018 Affirmation”).

3. Limitation of Amendments.

3.1 This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Loan Documents except as expressly stated herein and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which any Lender may now have or may have in the future under or in connection with any Loan Document. Except as expressly amended hereby, the provisions of the Loan Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents.

3.2 Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) all conditions, terms, representation, warranties, covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment, (ii) this Amendment shall not constitute a novation of the Loan Agreement or any other Loan Document and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Loan Documents.

3.3 Any terms or conditions in the Loan Agreement not otherwise addressed herein shall apply to this Amendment in the same manner it applies to the Loan Agreement, including without limitation, the “Applicable Law”, “Consent to Jurisdiction”, “Waiver of Jury Trial”, and “Confidentiality” sections of the Loan Agreement.

3.4 Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof’ or words of like import referring to the Loan Agreement, shall mean and he a reference to the Loan Agreement as modified and amended hereby.

EXECUTION VERSION

4. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

4.1 the execution and delivery of this Amendment by the Borrower, the Administrative Agent and the Majority Lenders;

4.2 the Lenders shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed and shall be in form and substance satisfactory to the Administrative Agent and the Majority Lenders.

4.3 The Borrower shall have paid to the Administrative Agent, for the account of each Lender, any fees due as of the Amendment Date.

4.4 The Borrower shall have paid to the Backup Servicer, the Paying Agent, the Calculation Agent and the Collateral Agent, any fees due as of the Amendment Date (including the fees of its counsel incurred in connection with this Amendment).

4.5 The representations and warranties set forth in this Amendment and the other Loan Documents shall be true and correct in all material respects as of the Amendment Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

4.6 At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall exist or would result from this Amendment.

5. Representations and Warranties. To induce the Lenders and the Backup Servicer, the Paying Agent, the Calculation Agent and the Collateral Agent to enter into this Amendment, each Loan Party hereby represents and warrants to each Lender and to the Backup Servicer, the Paying Agent, the Calculation Agent and the Collateral Agent as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Default or Event of Default has occurred and is continuing;

5.2 The Loan Parties have the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The execution and delivery by the Loan Parties of this Amendment and the performance by the Loan Parties of their obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

EXECUTION VERSION

5.4 The execution and delivery by the Loan Parties of this Amendment and the performance by the Loan Parties of their obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting the Loan Parties, (b) any contractual restriction with a Person binding on the Loan Parties, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on the Loan Parties, or (d) the organizational documents of the Loan Parties

5.5 The execution and delivery by the Loan Parties of this Amendment and the performance by each Loan party of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on the Loan Parties, except as already has been obtained or made; and

5.6 This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to he an original, and all of which, when taken together, shall constitute but one and the same. The parties agree that a scanned or electronically reproduced copy or image of this Amendment will be deemed an original and may be introduced or submitted in any action or proceeding as competent evidence of the execution, terms and existence hereof notwithstanding the failure or inability to produce or tender an original, executed counterpart of this Amendment and without the requirement that the unavailability of such original, executed counterpart of this Amendment first be proven.

8. Direction. The Administrative Agent hereby confirms that 100% of the Lenders have executed this Agreement. The Administrative Agent and each Lender hereby instructs and directs the Backup Servicer, the Paying Agent, the Calculation Agent and the Collateral Agent to execute and deliver this Amendment.

9. Effectiveness. This Amendment shall be deemed effective upon the Amendment Date.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

AP WIP HOLDINGS, LLC, as Borrower

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

AP WIP DOMESTIC INVESTMENTS III, LLC, as Holding Company

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

AP WIP TOWER, LLC, as an Obligor

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

AP WIP WIRELESS INVESTMENTS I, LLC, as an Obligor

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

AP WIP UNION HOLDINGS, LLC as an Obligor

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

175 E. UNION ROAD, LLC, as an Obligor

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

13500 S. HARLEM AVE, LLC, as an Obligor

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

AP SERVICE COMPANY, LLC, as Servicer

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Secretary

MIDLAND LOAN SERVICES, a division of PNC Bank, NATIONAL ASSOCIATION, as Backup Servicer

By:	/s/ Alan H. Torgler
Name: Alan H. Torgler
Title: Vice President Servicing Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Calculation Agent, Collateral Agent and Paying Agent

By:	/s/ Lisa Karlsen

Name:	LISA KARLSEN
Title:	VICE PRESIDENT

By:	/s/ Lucy Hsieh

Name:	LUCY HSIEH
Title:	ASSISTANT VICE PRESIDENT

EXECUTION VERSION

LENDERS:

Delaware Life Insurance Company
By:	Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

EquiTrust Life Insurance Company
By:	Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

First Security Benefit Life Insurance and Annuity Company of New York
By:	Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Guggenheim Life and Annuity Company
By:	Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Horace Mann Life Insurance Company
By:	Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Midland National Life Insurance Company
By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

North American Company for Life and Health Insurance
By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Texas Life Insurance Company
By:	Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Wilton Reassurance Company
By:	Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Wilton Reassurance Life Company of New York
By:	Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin Robinson
Name: Kevin Robinson
Title: Attorney-in-Fact

Security Benefit Life Insurance Company

By:	/s/ Joseph W. Wittrock
Name: Joseph W. Wittrock, CFA
Title: Chief Investment Officer